Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Tax Credit Properties II L.P. (the “Registrant”) on Form 10-K for the year ended March 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Hussey, Chief Financial Officer of  Richman Tax Credits Inc., general partner of Richman Tax Credit Properties II L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/James Hussey
James Hussey
Chief Financial Officer of Richman Tax
Credits Inc., general partner of Richman
Tax Credit Properties II L.P., general
partner of the Registrant
June 28, 2010